STOCK AWARD AGREEMENT

PURSUANT TO THE

SUN BANCORP, INC.
2010 STOCK-BASED INCENTIVE PLAN

FOR NON-EMPLOYEE DIRECTORS

Stock Award.  This Agreement shall constitute an award of common stock ("Stock Award") to ___________________ (“Participant”) related to continuation of services as a director with Sun Bancorp, Inc. (“Company”) and Sun National Bank (the “Bank”) for the period beginning as of ________________ (“Date of Grant”) in accordance with the terms and conditions set forth herein, as follows:

1.
The Participant shall be granted a Stock Award of ________ shares of Company common stock under the Company’s 2010 Stock-Based Incentive Plan (“Plan”). Such Stock Award shall vest 25% as of _____________ and 25% annually thereafter; provided that such Participant shall continue his service with the Company or the Bank.

2.	Such Stock Awards granted shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company.
3.
Upon the death or Disability of the Participant, such Stock Award shall be deemed earned and non-forfeitable pro rata from the date of the award to the date of death or Disability of the Participant. For example, if 25% of the time has passed from the date of grant until the vesting event, then upon death or Disability, 25% of such Award that would have vested at the next vesting event shall vest upon such death or Disability.

4.	Upon the termination of service of the Participant prior to the date at which such Stock Award is deemed earned and non-forfeitable, such unearned Stock Award shall be forfeited.
5.	Stock Certificates with respect to such Stock Award shall be delivered to the Participant upon such awards being deemed earned and non-forfeitable.
6.
The shares of Company common stock associated with the Stock Award shall be proportionately adjusted for any stock dividends or stock splits that may be declared with respect to the Company Common Stock prior to the date that such Stock Award (or portion thereof) is earned and non-forfeitable and distributed to the Participant.  If the record date of a cash dividend with respect to the Company Common Stock is after the date of award of the Stock Award (or portion thereof) but prior to the date such Stock Award (or portion thereof) is earned and non-forfeitable and distributed to the Participant, then a corresponding amount of cash compensation shall be paid to the Participant within thirty days of the respective dividend payment date, subject to applicable tax withholding.

Reporting.  The Participant shall be responsible for filing SEC Form 4 reports with respect to any such Stock Award.

Restrictions on Awards.  The Stock Award may not be delivered to the Participant if the issuance of the common stock pursuant to the Stock Award would constitute a violation of any applicable federal or state securities or other law or valid regulation.  As a condition to the Participant’s receipt of this Stock Award, the Company may require the Participant to make any representation and warranty to the Company as may be required by any applicable law or regulation.

Non-transferability of Award.  A Stock Award, or portion thereof, may not be transferred in any manner prior to such Stock Award, or portion thereof, being deemed earned and non-forfeitable.

Voting of Stock Awards. Shares represented by a Stock Award that have not yet been vested, earned and distributed to the Participant shall not be voted by such Participant.

Disability of the Participant.  “Disability” with respect to this Stock Award shall mean a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

Compliance with Section 409A of the Code.  Notwithstanding anything herein to the contrary, any payments or distributions to be made to the Participant in accordance with this Agreement and the related Plan as a result of the Participant’s termination of employment shall be administered in a manner consistent with the definition of “separation of service” as such term is defined at Section 409A of the Code and regulations promulgated thereunder, and such payments or distributions, if applicable, shall not be made to the Participant prior to the date that is 184 calendar days from the date of such separation of service, or such later date as determined in good faith by the Bank or Company (“Payment Date”), if it is determined by the Bank or the Company in good faith that the Participant is a “specified employee” within the meaning of Section 409A of the Code, that such payments or distributions to be made to such Participant are subject to the limitations at Section 409A of the Code and regulations promulgated thereunder, and if payments or distributions made in advance of such Payment Date would result in the requirement for the Participant to pay additional interest and taxes to be imposed in accordance with Section 409A(a)(1)(B) of the Code. Notwithstanding anything herein to the contrary, any payments or distributions to be made to the Participant in accordance with this Agreement and the related Plan as a result of a Change in Control shall be administered in a manner consistent with the definition of “change in control” as such term is defined at Section 409A of the Code and regulations promulgated thereunder, and such payments or distributions, if applicable, shall not be made at such time, if such payments or distributions would result in the requirement for the Participant to pay additional interest and taxes to be imposed in accordance with Section 409A(a)(1)(B) of the Code.

2

Other Restrictions on Awards.  This Stock Award shall be subject to such other restrictions and limitations as are contained in the Plan or as determined by the Plan Committee administering such Plan.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.

3

This Stock Award Agreement is entered into on ______________ by the undersigned parties.

Sun Bancorp, Inc.

Date of Award: _________________                             By:       _______________________
Thomas X. Geisel
President and CEO

Attest:           ____________________________

[SEAL]

PARTICIPANT ACKNOWLEDGEMENT AND AGREEMENT

__________________, Director	Date __________________

STOCK AWARD AGREEMENT

PURSUANT TO THE

SUN BANCORP, INC.
2010 STOCK-BASED INCENTIVE PLAN

FOR OFFICERS

Stock Award.  This Agreement shall constitute an award of common stock ("Stock Award") to __________________ (“Executive”) related to continuation of his employment services with Sun Bancorp, Inc. (“Company”) and Sun National Bank (the “Bank”) for the period beginning as of __________________ (“Date of Grant”) in accordance with the terms and conditions set forth herein, as follows:

1.
The Executive shall be granted a Stock Award of _______ shares of Company common stock under the Company’s 2010 Stock-Based Incentive Plan (“Plan”). Stock Award shall vest 25% as of _______________, and 25% annually thereafter; provided that such Participant shall continue his service with the Company or the Bank.

2.	All such Stock Awards granted shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company.
3.
Upon the involuntary termination of the employment of the Executive by the Company or the Bank, (absent termination for Cause), or upon the death or Disability of the Executive, such Stock Award shall be deemed earned and non-forfeitable pro rata from the date of the award to the date of such involuntary termination by the Company or upon the death or Disability of the Executive. For example, if 25% of the time has passed from the date of grant until the vesting event, then upon involuntary termination of employment by the Company or death or Disability, 25% of such Award that would have vested at the next vesting event shall vest upon such termination of employment, death or Disability.

4.	Upon the voluntary resignation of the Executive prior to the date at which such Stock Award is deemed earned and non-forfeitable, such unearned Stock Award shall be forfeited.
5.	Stock Certificates with respect to such Stock Award shall be delivered to the Executive upon such awards being deemed earned and non-forfeitable.
6.
The shares of Company common stock associated with the Stock Award shall be proportionately adjusted for any stock dividends or stock splits that may be declared with respect to the Company Common Stock prior to the date that such Stock Award (or portion thereof) is earned and non-forfeitable and distributed to the Executive.  If the record date of a cash dividend with respect to the Company Common Stock is after the date of award of the Stock Award (or portion thereof) but prior to the date such Stock Award (or portion thereof) is earned and non-forfeitable and distributed to the Executive, then a corresponding amount of cash compensation shall be paid to the Executive within thirty days of the respective dividend payment date, subject to applicable tax withholding.

Tax Withholdings and Reporting.  The Company shall make such withholdings for taxes as it may be required prior to the distribution of such Stock Award upon it being earned and non-forfeitable.  The Executive shall be responsible for filing SEC Form 4 reports with respect to any such Stock Award.

Restrictions on Awards.  The Stock Award may not be delivered to the Executive if the issuance of the common stock pursuant to the Stock Award would constitute a violation of any applicable federal or state securities or other law or valid regulation.  As a condition to the Executive’s receipt of this Stock Award, the Company may require the Executive to make any representation and warranty to the Company as may be required by any applicable law or regulation.

Non-transferability of Award.  A Stock Award, or portion thereof, may not be transferred in any manner prior to such Stock Award, or portion thereof, being deemed earned and non-forfeitable.

Voting of Stock Awards. Shares represented by a Stock Award that have not yet been vested, earned and distributed to the Executive shall not be voted by such Executive.

Disability of the Executive.  “Disability” with respect to this Stock Award shall mean a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

Compliance with Section 409A of the Code.  Notwithstanding anything herein to the contrary, any payments or distributions to be made to the Executive in accordance with this Agreement and the related Plan as a result of the Executive’s termination of employment shall be administered in a manner consistent with the definition of “separation of service” as such term is defined at Section 409A of the Code and regulations promulgated thereunder, and such payments or distributions, if applicable, shall not be made to the Executive prior to the date that is 184 calendar days from the date of such separation of service, or such later date as determined in good faith by the Bank or Company (“Payment Date”), if it is determined by the Bank or the Company in good faith that the Executive is a “specified employee” within the meaning of Section 409A of the Code, that such payments or distributions to be made to such Executive are subject to the limitations at Section 409A of the Code and regulations promulgated thereunder, and if payments or distributions made in advance of such Payment Date would result in the requirement for the Executive to pay additional interest and taxes to be imposed in accordance with Section 409A(a)(1)(B) of the Code. Notwithstanding anything herein to the contrary, any payments or distributions to be made to the Executive in accordance with this Agreement and the related Plan as a result of a Change in Control shall be administered in a manner consistent with the definition of “change in

2

control” as such term is defined at Section 409A of the Code and regulations promulgated thereunder, and such payments or distributions, if applicable, shall not be made at such time, if such payments or distributions would result in the requirement for the Executive to pay additional interest and taxes to be imposed in accordance with Section 409A(a)(1)(B) of the Code.

Other Restrictions on Awards.  This Stock Award shall be subject to such other restrictions and limitations as are contained in the Plan or as determined by the Plan Committee administering such Plan.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.

3

This Stock Award Agreement is entered into on _____________ by the undersigned parties.

Sun Bancorp, Inc.

Date of Award: _________________                             By:       _______________________
Eli Kramer
Chairman, Compensation and
Personnel Committee

Attest:           ______________________________

[SEAL]

EXECUTIVE ACKNOWLEDGEMENT AND AGREEMENT

__________________, Executive	Date __________________